UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 8, 2006

DOV PHARMACEUTICAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-49730 (Commission File No.)	22-3374365 (IRS Employer Identification No.)

433 Hackensack Avenue, Hackensack, NJ 07601
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (201) 968-0980

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ྑ࿠
ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 8, 2006, registrant announced its financial results for the quarter and fiscal year ended December 31, 2005. The text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this current report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this current report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, unless registrant incorporates it by reference into a filing under the Securities Act of 1933 or Securities Exchange Act, each as amended.

ITEM 9.01. EXHIBITS.

(c) Exhibits. The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.	Title
99.1	Press release dated March 8, 2006, of DOV Pharmaceutical, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOV Pharmaceutical, Inc.

Date: March 10, 2006	By:	/s/ J. Robert Horton
J. Robert Horton
Senior VP & General Counsel

EXHIBIT INDEX

Exhibit No.	Title
99.1	Press release dated March 8, 2006, of DOV Pharmaceutical, Inc.